                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                          World Commerce Online, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                          (WORLD COMMERCE ONLINE LOGO)

                          WORLD COMMERCE ONLINE, INC.
                              9677 TRADEPORT DRIVE
                             ORLANDO, FLORIDA 32827

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD TUESDAY, JULY 24, 2001


                             ---------------------

To our fellow Stockholders:


    The Annual Meeting of the Stockholders of World Commerce Online, Inc. will be held on Tuesday, July 24, 2001, at 2:00 p.m. Eastern Standard Time, at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827. At the meeting we will:



        1. Request approval of a proposal to amend the World Commerce Online, Inc. 1999 Stock Option Plan to increase the number of shares available for grant from 3,000,000 to 30,000,000, to increase the number of shares available for grant to one individual from 500,000 to 6,000,000 and, to add provisions that comply with California State law and clarify or establish certain defined terms;


        2. request approval of an amendment and restatement of the Company's Certificate of Incorporation to increase the number of authorized shares of Preferred Stock from 10,000,000 shares to 20,000,000 shares and Common Stock from 90,000,000 shares to 350,000,000 shares;

        3. elect five directors to the Board of Directors; and

        4. act upon such matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only holders of record of common stock and preferred stock at the close of business on June 20, 2001, are entitled to vote, at the meeting and at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices for ten business days prior to the meeting.

    The address of our principal office is 9677 Tradeport Drive, Orlando, Florida 32827, and the phone number is (407) 240-8999.

                                          By Order of the Board of Directors

                                          MARK E. PATTEN,
                                          Executive Vice President, Chief
                                          Financial Officer
                                          and, Corporate Secretary

Orlando, Florida

July 6, 2001


                            YOUR VOTE IS IMPORTANT.

      PLEASE ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING BY
       COMPLETING, SIGNING AND RETURNING YOUR PROXY CARD IN THE ENVELOPE
                PROVIDED EVEN IF YOU PLAN TO ATTEND THE MEETING.

      SENDING US YOUR PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT
                     THE MEETING SHOULD YOU WISH TO DO SO.

                            PROXY STATEMENT FOR THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS

PROXY INFORMATION


     The accompanying proxy is solicited on behalf of our Board of Directors for use at our Annual Meeting of Stockholders to be held on Tuesday, July 24, 2001, at 2:00 p.m. Eastern Standard Time at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827, or at any adjournment or adjournments thereof, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for amendments to the 1999 Stock Option Plan (Proposal 1) for amendments to the Certificate of Incorporation (Proposal 2) and the election of nominated directors (Proposal 3) unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to our corporate secretary at World Commerce Online, Inc. 9677 Tradeport Drive, Orlando, Florida 32827, or by voting by ballot at the Annual Meeting.



     This Proxy Statement, Notice of Annual Meeting of Stockholders and the accompanying proxy card will be mailed to stockholders on or about July 24, 2001.


COMMON STOCK, VOTING PROCESS AND QUORUM FOR MEETING


     Our common stock and preferred stock are the only classes of stock entitled to vote at the Annual Meeting. Only holders of record at the close of business on June 20, 2001, will be entitled to vote on all matters to come before the meeting. Each outstanding share of common stock entitles its holder to cast one vote for each matter to be voted upon. There are 2,550,000 shares of Series A Preferred Stock outstanding. Each outstanding share of Series A Preferred Stock entitles its holder to cast ten votes for a total of 25,500,000 votes for each matter voted upon. There are 5,000,000 shares of Series B Preferred Stock outstanding. Each outstanding share of Series B Preferred Stock entitles its holder to cast one vote for a total of 5,000,000 votes (net of fractional shares) for each matter voted upon. There are 91,802 shares of Series C Preferred Stock outstanding. Each outstanding share of Series C Preferred Stock entitles its holder to cast 21 votes for a total of 1,927,842 votes (net of fractional shares) for each matter voted upon. On June 20, 2001, there were 32,954,140 shares of common stock outstanding and 34,322,370 shares, on an as converted basis, of preferred stock entitled to vote at the Annual Meeting.


     Votes cast by proxy or in person at the Annual Meeting will be tabulated to determine whether or not a quorum is present. The presence at the Annual Meeting, in person, or by proxy, of the holders of a majority of the shares of all outstanding voting stock on June 20, 2001, will constitute a quorum. All proxies representing shares that are entitled to vote at the meeting will be counted toward establishing a quorum, regardless of whether such proxies contain abstentions or broker non-vote notifications. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and have the effect of negative votes. A "withheld" vote is treated the same as an abstention. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

SOLICITATION

     The cost of preparing, printing, and mailing the proxy materials will be borne by us. We may use the services of our officers and employees (who have received no additional compensation) to solicit proxies. We do not anticipate hiring an agency to solicit votes at this time. We intend to request banks and brokers holding shares of our stock to forward copies of the proxy materials to those person for whom they hold shares and to request authority for the execution of proxies. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred with sending the proxy materials to the beneficial owners of our common stock.

                               PROPOSAL NUMBER 1

              ADOPTION OF AMENDMENTS TO THE 1999 STOCK OPTION PLAN

BACKGROUND

     The 1999 Stock Option Plan (the "1999 Plan") became effective on and was adopted by our Board on, October 18, 1999, and was approved by our stockholders on October 18, 1999. Our Board has approved and recommended to stockholders that they approve three amendments to the 1999 Plan, in the form attached in APPENDIX A hereto: (i) to increase the number of shares authorized for issuance under the 1999 Plan from 3,000,000 to 30,000,000 shares (ii) to increase the number of shares available for grant to any one individual from 500,000 to 6,000,000 and
(iii) to make the following additions and clarifications to the Plan document which will allow the Plan to be in compliance with California state law and clarify certain defined terms:

          (a) Provision requiring the Company to distribute annual financial statements of the Company to option holders;

          (b) Provision to require that no options may be granted with an Option Price less than 85% of the market price at date of grant;

          (c) Provision that vesting cannot be less than 20% per annum;

          (d) Provision allowing a terminated employee a period of 90 days to exercise vested options regardless of reason for termination;

          (e) Provision limiting and clarifying the transferability of options;

          (f) Provision requiring consideration of dilution adjustments based on defined capitalization events;

          (g) Clarification of the term "Without Good Reason";

          (h) Clarification of the provisions for shares available for Grant;
     and

          (i) Establishment of the term "Listing Date" and applicable provisions governing such definition.

     Increasing the number of shares authorized for issuance under the Plan and the number of shares available for an individual grant will give the Company greater capacity to hire and retain qualified personnel that are critical to the success of the Company and represent one of the Company's most significant assets. Making the revisions to comply with California state law provides the Company with the ability to grant options under the existing 1999 Plan if the Company hires or desires to retain personnel residing in California. The other revisions refine the Plan document to clarify the terms and conditions under which the Plan is administered.

     Any future issuances of additional authorized options to purchase shares of common stock may decrease the existing stockholders' equity ownership and may have a dilutive effect on earnings per share of common stock and on the equity and voting rights of those holding common stock at the time the additional authorized shares are issued upon exercise of such option(s).

REQUIRED VOTE

     APPROVAL OF PROPOSAL NUMBER 1 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING AT WHICH A QUORUM REPRESENTING A MAJORITY OF ALL OUTSTANDING VOTING STOCK IS PRESENT, EITHER IN PERSON OR BY PROXY, AND VOTING ON THE AMENDMENT.

RECOMMENDATION OF THE BOARD


     THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROPOSED AMENDMENTS TO THE 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT FROM 3,000,000 TO 30,000,000 AND TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT TO ANY ONE INDIVIDUAL FROM 500,000 TO 6,000,000 AND TO MAKE THE FOLLOWING ADDITIONS AND CLARIFICATION TO THE PLAN DOCUMENT

WHICH WILL ALLOW THE PLAN TO BE COMPLIANCE WITH CALIFORNIA STATE LAW AND CLARIFY CERTAIN TERMS.

PURPOSE OF THE PLAN

     The 1999 Plan provides participants with an opportunity to receive grants of incentive stock options and nonqualified stock options. Except for those nonqualified stock options granted on October 18, 1999, we have historically granted incentive and nonqualified stock options with an exercise price that generally has been equal to the fair market value on the date of grant. We most likely will continue to do so in the future. The purpose of the 1999 Plan is to provide additional incentive to attract and retain qualified and competent persons who provide services to our Company, to encourage participants to contribute to our growth, thus benefiting our stockholders, and aligning the economic interests of the participants with those of our stockholders. The 1999 Plan is not a tax-qualified plan under section 401(a) of the Internal Revenue Code (the Code) and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

SHARES SUBJECT TO THE 1999 PLAN

     The 1999 Plan, as amended, authorizes the issuance of up to 30,000,000 shares of our common stock, subject to adjustment as discussed below. The maximum number of shares that may be granted to any individual under the 1999 Plan, as amended, is 6,000,000 shares. Shares of common stock issued under the 1999 Plan may be authorized but unissued shares. If options granted under the 1999 Plan terminate, expire or are cancelled or surrendered without being exercised, those shares will again be available for grant under the 1999 Plan.

     After giving effect to the increase in the number of authorized shares in the 1999 Plan, at June 20, 2001, of the 30,000,000 shares authorized for issuance 41,750 shares have been issued upon exercise, 2,805,115 shares are subject to options outstanding under the 1999 Plan and 27,153,135 shares remain available for future issuance. The closing price per share of our common stock on June 20, 2001, was $0.38.

ADMINISTRATION OF THE 1999 PLAN

     The 1999 Plan is administered by the compensation committee of the Board, which is currently composed of David R. Parker, Gary Chartrand and John R. Harris. The committee has the authority to administer and interpret the 1999 Plan. Specifically, the committee is authorized to:

          - determine the individuals to whom grants will be made,

          - determine the type, size and terms of the grants,

          - determine when the grants will be made including the criteria for exercisability and the acceleration of exercisability,

          - make factual determinations and adopt or amend appropriate rules, regulations, agreements and instruments for implementing the 1999 Plan, and

          - deal with any other matters arising under the 1999 Plan.

ELIGIBILITY FOR PARTICIPATION AND GRANTS

     Those eligible to receive grants under the 1999 Plan are all of our employees and employees of our subsidiaries and persons who provide consulting or other services as independent contractors. As of June 20, 2001, there were approximately 90 employees and 5 non-employee directors eligible to receive grants.

     Grants may consist of incentive stock options and nonqualified stock options. All grants are subject to the terms and conditions of the 1999 Plan.

     Grants will continue to vest and remain exercisable as long as the participant remains in our service, and may be exercisable for a period of time after termination of service.

STOCK OPTIONS

     Grant of Options. The committee may grant options qualifying as incentive stock options only to employees. The committee may grant nonqualified stock options to any participant. Grants to employees may be made in any combination of incentive stock options and nonqualified stock options.

     Option Price. The option exercise price is determined by the committee at the time of grant. To qualify as an incentive stock option, the exercise price may not be less than the fair market value of our common stock at the time of grant. Also, the value (determined as of the date of grant) of any incentive stock options held by a participant that become exercisable for the first time during any calendar year cannot exceed $100,000. If a grantee owns more than 10% of our voting power, the exercise price of an incentive stock option may not be less than 110% of the fair market value of our common stock on the date of grant.

     Term and Exercisability of Stock Options. The committee determines the term of stock options granted under the 1999 Plan, although term may not exceed ten years from the date of grant. If a grantee owns stock having more than 10% of our voting power, the term of the incentive stock option may not exceed five years from the date of grant. The committee determines how the options will become exercisable and may accelerate the exercisability at any time for any reason.

     Manner of Exercise of Stock Options. To exercise an option, a grantee must deliver an exercise notices specifying the number of shares to be purchased together with payment of the option exercise price. The exercise price may be paid in any of the following ways:

          - in cash,

          - by delivery of shares that have been held by the optionee for at least six months having a fair market value equal to the exercise price;

          - payment through a broker, or

          - any other method of payment the committee deems appropriate.

     For a nonqualified stock option, we are also required to withhold applicable taxes.

     Shares of common stock tendered in payment of the exercise price must have been held by the participant long enough to avoid adverse accounting consequences to us.

     Termination of Stock Options as a Result of Termination of Employment, Disability or Death. Generally, exercisable stock options will remain exercisable for a period of time following termination of services as follows:

          - one year following termination if an individual is disabled, dies or dies within 90 days after termination of service without cause or

          - 90 days following termination of service for any other reason other than cause.

     The committee may provide for different termination provisions. Options which are not exercisable at the termination of service are terminated as of that date.

     If service is terminated for cause, all stock options held by a participant will cease to be exercisable on the date of termination.

TRANSFERABILITY OF GRANTS

     Generally, only a participant may exercise rights under a grant during his or her lifetime, and those rights may not be transferred except by will or by the laws of decent and distribution. When a participant dies, the personal representative or other person entitled to succeed to his or her rights may exercise those rights upon furnishing satisfactory proof of the person's right to receive the grant. The committee may nevertheless choose to provide with respect to grants of nonqualified stock options that a participant may transfer those grants to family members or other persons or entities under prior written consent of the committee.

ADJUSTMENT PROVISIONS

     The committee will adjust the number and exercise price of outstanding grants, as well as the number and kind of shares available for grants and individual limits for any single participant under the 1999 Plan, to appropriately reflect any of the following events: a stock dividend, recapitalization, stock split, or combination or exchange of shares.

REORGANIZATION; CHANGE IN CONTROL

     Unless the committee determines otherwise, upon a reorganization where we are not the surviving corporation all outstanding stock options that are not exercised will be assumed by, or replaced with comparable options by, the surviving corporation. If the surviving corporation does not cause such an assumption or replacement to occur, or the committee does not consent to such assumption or replacement, then each option will terminate upon the consummation of sale, merger, consolidation or other corporate transaction.

FEDERAL INCOME TAX CONSEQUENCES

     The current federal income tax treatment of grants under the 1999 Plan is described below. Local and state tax authorities may tax incentive compensation awarded under the 1999 Plan. Because of the complexities involved in the application of tax laws to specific circumstances and the uncertainties as to possible future changes in those laws, we urge participants to consult their own tax advisors concerning the application of the general principles discussed below to their own situations and the application of state and local tax laws.

                            INCENTIVE STOCK OPTIONS

     A participant will not recognize taxable income for the purpose of the regular income tax upon either the grant or exercise of an incentive stock option. However, for purposes of alternative minimum tax imposed under the Code, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment.

     If a participant disposes of the shares acquired under an incentive stock option after at least two years following the date of grant and at least one year following the date of exercise, the participant will recognize a long-term capital gain or loss equal to the difference between the amount realized upon the disposition and the exercise price. We will not be entitled to any tax deduction by reason of grant or exercise of the incentive stock option.

     If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (known as a disqualifying disposition), the gain recognized on the disposition will be taxed as ordinary income to the extent the difference between the lesser of the sale price or the fair market value of the shares on the date of exercise and the exercise price. We will be entitled to a federal income tax deduction in the same amount. The gain, if any, in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

     If a participant tenders shares of common stock received upon the exercise of an incentive stock option to pay the exercise price within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise cost will result in income (or loss) to the participant and, to the extent of a recognized gain, a tax deduction to us. If, however, the holding period requirements are met and the number of shares received on the exercise does not exceed the number of shares surrendered, the participant will recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the participant's basis in the excess shares will equal the amount of cash paid by the participant upon the original exercise of the stock option, and the participant's holding period with respect to the excess shares will begin on the date the shares are transferred to the participant. The tax treatment described above for shares newly received upon exercise is not affected by using shares to pay the exercise price.

                           NONQUALIFIED STOCK OPTIONS

     There are no federal income tax consequences to a participant or us upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, and we will be entitled to a corresponding federal income tax deduction.

     If a participant surrenders shares to pay the exercise price, and the number of shares received on the exercise does not exceed the number of shares surrendered, the participant will recognize no gain or loss on the surrendered shares, and will have the same basis and holding period for the newly acquired shares as for the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, will be includible in the gross income of the participant. The participant's basis in the excess shares will equal the sum of the cash paid by the participant upon the exercise of the stock options plus any amount included in the participant's gross income as a result of the exercise of the stock option.

     Upon the sale of the shares acquired by the exercise of a nonqualified stock option, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the share were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the nonqualified stock options).

                           TRANSFER OF STOCK OPTIONS

     The committee may permit participants to transfer nonqualified stock options to family members or other persons or entities, consistent with applicable law. The tax consequences of stock option transfers are complex and should be carefully evaluated by a personal tax advisor.

     Generally, a participant will not recognize income at the time the participant makes a gift of a nonqualified stock option to a family member or other person or entity. When the transferee later exercises the option, the participant (and not the transferee) must recognize ordinary income on the difference between the fair market value of the stock and the exercise price.

     For federal gift tax purposes, if the participant transfers an option before the option has become exercisable, the transfer will not be considered by the Internal Revenue Service to be a completed gift until the option becomes exercisable. Gifts of options may qualify for the $10,000 gift tax annual exclusion. If the participant dies after transferring an option in a completed gift transaction, the transferred option may be excluded from the participant's estate for estate tax purposes if the applicable estate tax requirements have been met.

                                TAX WITHHOLDING

     All grants under the 1999 Plan are subject to applicable tax withholding requirements. We have the right to deduct from all grants paid in cash, or from other wages paid to a participant, any taxes required by law to be withheld with respect to the grant. If grants are paid in shares of our common stock, we may require a participant to pay the amount of any taxes that we are required to withhold or may deduct the amount of the withholding taxes from other wages paid to the participant. Our obligations under the 1999 Plan are conditional upon the payment or arrangement for payment of any required withholding.

     Section 162(m). Under Section 162(m) of the Code, we may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in one year. Total remunerations may include amounts received upon the exercise of stock options under the 1999 Plan. An exception does exist, however, for

"performance-based compensation." Grants of stock options generally will meet the requirements of "performance-based compensation."

                               PROPOSAL NUMBER 2

           AMENDMENT AND RESTATEMENT OF THE COMPANY'S CERTIFICATE OF
          INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                           PREFERRED AND COMMON STOCK

     Our current Certificate of Incorporation authorizes the issuance of 10,000,000 shares of Preferred Stock and 90,000,000 shares of Common Stock. The Board has proposed an amendment and restatement of the Certificate of Incorporation (the "Amendment"), in the form attached in APPENDIX B hereto, to increase the number of authorized shares of Preferred Stock from 10,000,000 shares to 20,000,000 shares and Common Stock from 90,000,000 shares to 350,000,000 shares. The Certificate of Incorporation will remain the same in all other respects. The stockholders are being asked to approve the proposed Amendment in accordance with Delaware law.


     On June 20, 2001, there were approximately 7,641,802 shares of Preferred Stock and 32,954,140 shares of Common Stock issued and outstanding. The Preferred Stock is convertible into 34,322,370 million shares of Common Stock. This number does not include 6,689,182 shares reserved for issuance under outstanding options and warrants to purchase shares of Common Stock, and 20,118,177 shares reserved for issuance under outstanding warrants granting the right to purchase shares of Preferred Stock or Common Stock.


     The following is an excerpt of the text of the Fourth Article of the Certificate of Incorporation, as proposed to be amended by the Amendment:

     The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 370,000,000 shares, consisting of:

          (a) 350,000,000 shares of Common Stock, par value $0.001 per share;

          (b) 20,000,000 shares of Preferred Stock, par value $0.001 per share

     The purpose of the proposed Amendment is to allow us to have a sufficient number of shares of authorized and unissued Preferred and Common Stock which can be issued in connection with such corporate purposes as may, from time to time, be considered advisable by the Board. Having such shares available for issuance in the future will give us greater flexibility and will allow such shares to be issued as determined by the Board without the expense and delay of a special stockholders' meeting to approve such additional authorized capital stock. Such corporate purposes, could include, without limitation: issuance of shares in connection with acquisitions, the issuance of shares in connection with stock splits or stock dividends, the issuance of Common Stock upon exercise of options granted under our 1999 Plan and issuances in connection with equity financings.

     The purpose of the proposed Amendment is to allow us to complete a Series D Preferred Stock Offering (the "Series D Financing"), which is critical to the funding of on-going operations. In part, completion of a Series D Financing provides us with the ability to convert some of our secured borrowings to equity and thereby eliminate the cash flow required to repay the borrowed principal at maturity, which is November 30, 2001.

     The increase in authorized Preferred and Common Stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized Preferred and Common Stock without requiring future stockholder approval of such issuances, except as may be required by the Certificate of Incorporation and applicable law and regulations. To the extent that the additional authorized shares are issued in the future, they will decrease the existing stockholders' percentage equity ownership and, depending upon the price at which they are issued as compared to the price paid by existing stockholders for their shares, could be dilutive to our existing stockholders. The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.

     The increase in the authorized number of shares of Preferred and Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued Preferred and Common Stock could (within the limits imposed by applicable law) be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of Preferred and Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. The Board is not aware of any attempt to take control of the Company and has not presented this proposal with the intention that the increase in the authorized shares of Preferred and Common Stock be used as a type of anti-takeover device.

REQUIRED VOTE

     APPROVAL OF PROPOSAL NUMBER 2 REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING AT WHICH A QUORUM REPRESENTING A MAJORITY OF ALL OUTSTANDING VOTING STOCK IS PRESENT, EITHER IN PERSON OR BY PROXY, AND VOTING ON THE AMENDMENT.

RECOMMENDATION OF THE BOARD

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF PREFERRED STOCK FROM 10,000,000 SHARES TO 20,000,000 SHARES AND COMMON STOCK FROM 90,000,000 SHARES TO 350,000,000 SHARES.

                               PROPOSAL NUMBER 3

                             ELECTION OF DIRECTORS

     The Board has adopted a resolution setting the number of authorized directors to six. One of the six directors is chosen by the stockholders of the Class A Redeemable Convertible Preferred Stock (the "Class A Preferred"), pursuant to the terms of the Certificate of Designation of the Class A Preferred. David R. Parker is the director elected to the Board by the Class A Preferred stockholders to serve from the date of the annual meeting until the next annual meeting of stockholders, and until his successor is elected and qualified. Accordingly, five directors of the corporation will be elected at the annual meeting. The Board has nominated five directors for election at the annual meeting to serve until the next annual meeting of stockholders and until their successors are elected and qualified. If any of the nominees should become unavailable, proxies will be voted for any nominee designated by the Board to fill the vacancy. If any director resigns, dies or is otherwise unable to serve out his term, or the Board increases the number of directors, the Board may fill the vacancy until the next annual meeting.

NOMINEES

     GARY CHARTRAND. Mr. Chartrand has served as a Director since July 2000. Mr. Chartrand is Chairman and Chief Executive Officer of Acosta Sales, Inc. the largest full service sales and marketing company to retail grocery industry. During Mr. Chartrand's tenure, Acosta has continued to expand and has increased its area representation to 50 states with 87 service offices with annualized revenues in excess of $480 million. He serves on the Board of Directors for the Associated Sales and Marketing Companies as well as several principal Broker Advisor Boards.

     JOSEPH H. DUGAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT. Mr. Dugan has served as a Director since October 2000. Mr. Dugan has served as Chief Executive Officer since March 2001 and President since August 2000. Mr. Dugan was formerly Managing Director, eBusiness Solutions and Managing Director, Supply Chain

Solutions for Answerthink Consulting Group. From 1994 through 1997, Mr. Dugan was a Sr. Vice President of Oracle Corporation a worldwide leader in technology and application software.

     JOHN R. HARRIS. Mr. Harris has served as a Director since July 2000. Mr. Harris is the Chairman and Chief Executive Officer of Ztango, a provider of wireless Internet software and solutions for e-companies, wireless network operators and corporations. He spent 25 years with Electronic Data Systems, during which he held a variety of executive leadership positions encompassing sales, marketing, strategy, and operations. Mr. Harris is an Information Technology and Telecommunications executive with a record of growing IT Service business operations with experience throughout Europe, Asia, Latin America and the Middle East.


     MICHAEL W. POOLE. Mr. Poole has served as a Director since January 1999 and was Vice Chairman from May 2000 to March 2001. Mr. Poole served as the Company's Chief Executive Officer from August 2000 to March 2001. He is a partner in the firm Poole Carbone Eckbert, Inc., a provider of investment banking services. Mr. Poole serves on the Board of Directors of the Federal Reserve Bank of Atlanta (Jacksonville, Florida branch). In addition, Mr. Poole serves as a board member for several companies including Beacon Institute, and BankFIRST. He also was Chairman (appointed by the Governor) of the State Board of WAGES, which was responsible for the implementation of welfare reform in the State of Florida.


     ROBERT H. SHAW. Mr. Shaw has served as a Director since 1998 and was former Chairman of the Board from 1998 to March 2001. Mr. Shaw served as the Company's Chief Executive Officer from September 1998 until August 2000. He is the former Chairman and Chief Executive Officer of Technologic Venture Marketing, Inc., a leader in High technology venture-backed companies. Prior to that, Mr. Shaw was the Chairman and Chief Executive Officer of Galacticomm, Inc., a worldwide leader in multi-user communications software and e-Commerce systems used by over 20,000 customers internationally. Mr. Shaw has held officer/director management positions with Convex Computers, now a division of Hewlett Packard; VMX, the first voicemail company; and was President of File Tek, Inc., the terabytes online storage company.


         INFORMATION CONCERNING THE OPERATION OF THE BOARD OF DIRECTORS



BOARD MEETINGS AND COMMITTEES



     During the year ended December 31, 2000, there were eleven meetings of the Board of Directors. The Board had two standing committees during 2000, the audit committee and the compensation committee. Each director attended at least 75% of the total number of meetings of the Board of Directors.



AUDIT COMMITTEE



     Our audit committee consists of three non-employee directors, Mr. David Parker, Mr. Gary Chartrand and Mr. John Harris. The audit committee, pursuant to a written charter adopted by the Board of Directors and attached as APPENDIX C, reviews the scope and results of the audit and other services provided by our independent auditors and reviews and evaluates our internal control functions. There were two meetings held by the audit committee during 2000.



COMPENSATION COMMITTEE



     Our compensation committee consists of three non-employee directors, Mr. David Parker, Mr. Gary Chartrand and Mr. John Harris. The compensation committee of the Board of Directors reviews and makes recommendations to the board regarding all forms of compensation provided to our executive officers and directors including stock compensation and loans. In addition, the compensation committee reviews and makes recommendations on stock compensation arrangements for all of our employees. The compensation committee also administers our 1999 Stock Option Plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION



     During the fiscal year ended December 31, 2000, the compensation committee of the Board of Directors consisted of Mr. David Parker, Mr. Gary Chartrand and Mr. John Harris. There were no compensation committee interlocks during our last fiscal year.



DIRECTOR COMPENSATION



     We reimburse directors $1,000 plus reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors. Pursuant to our 1999 Stock Option Plan we will grant to each director 30,000 options to purchase our common stock vesting over 36 months, with 2,500 options vested at the date of grant, and an additional 5,000 options to each director granted annually on the anniversary of their appointment which will vest annually. In January 1999, we issued a warrant to the Michael W. Poole Trust representing the right to purchase 100,000 shares of our common stock of which Mr. Poole is the trustee, at an exercise price of $2. In April 2001, we granted 50,000 options each to John R. Harris and Gary Chartrand at an exercise price of $0.25.


REQUIRED VOTE

     APPROVAL OF PROPOSAL NUMBER 3 REQUIRES THE AFFIRMATIVE VOTE OF A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING AT WHICH A QUORUM REPRESENTING A MAJORITY OF ALL OUTSTANDING VOTING STOCK IS PRESENT, EITHER IN PERSON OR BY PROXY, AND VOTING ON THE ELECTION.

RECOMMENDATION OF THE BOARD

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR.


    INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND
                                   MANAGEMENT



CHANGE IN CONTROL



     On June 6, 2001, we entered into amendments effective as of April 12, 2001, extending the maturity date of existing secured borrowings that were made to the Company on or before April 6, 2001 (the "Secured Loans") by various individual persons or corporations (collectively the "Lenders") and Interprise Technology Partners L.P., including its affiliates and control persons ("ITP"). In connection with these amendments, the Company issued warrants to the Lenders (the "Lender Amendment Warrants") and warrants to ITP (the "ITP Amendment Warrants") (collectively the "Amendment Warrants"). The Lender Amendment Warrants give the Lenders the right to purchase up to an aggregate of 3,587,500 shares of common stock and the ITP Amendment Warrants give ITP the right to purchase up to an aggregate of 6,332,500 shares of common stock, all subject to adjustment under certain circumstances as provided in the Amendment Warrants, at an exercise price of $0.20 per share. In the event that the Amendment Warrants are exercised after the completion of an offering of Series D Preferred Stock (the "Series D Financing"), the Amendment Warrants will become exercisable for Series D Preferred Stock at an exercise price per share equal to the lesser of $0.20 or the price per share of Series D Preferred Stock issued in the Series D Financing. In the event that the Amendment Warrants are exercised after a Common Stock Qualified Investment and a Series D Financing has not yet occurred, the Amendment Warrants will become exercisable for common stock at an exercise price per share equal to the lesser of $0.20 or the price per share of common stock issued in the Common Stock Qualified Investment. The exercise price of the shares underlying the Amendment Warrants may be paid in cash or by cashless exercise. Each of the Amendment Warrants expires five years after its initial date of issue. The Amendment Warrants are immediately exercisable upon issuance. Under Rule 13d-3(d)(1), ITP is deemed to be the beneficial owner for Rule 13d-3(d)(1) purposes, of 6,332,500 shares of Common Stock issuable pursuant to the ITP Amendment Warrant.

     The issuance of the Amendment Warrants with an exercise price of $0.20 per share triggered price dilution provisions of the Company's Series A Preferred Stock ("Series A Preferred"), Series B Preferred Stock and the Series B Warrant, and Series C Preferred Stock, as well as certain of the Warrants issued by the Company in connection with the origination of the Secured Loans and a Warrant issued to i2 Technologies. Pursuant to the price dilution provisions ITP obtained a direct or indirect beneficial ownership of 54,417,011 shares or approximately 57.8% of the Company's common stock, on an as converted basis for all securities issued by the Company convertible into common stock.



     On June 13, 2001 ITP provided notification to the Company requesting the conversion of 1.7 million shares of Series A Preferred into 17 million shares of the Company's common stock pursuant to the terms of the Series A Preferred. The Company effected the conversion on June 13, 2001.



     As a result of the foregoing transactions, ITP beneficially owns 44,065,094 shares of the issued and outstanding voting securities of the Company, or 65.7%, as of June 13, 2001.



     The table below sets forth information regarding the beneficial ownership of World Commerce's common stock as of June 30, 2001, by the following individuals or groups:



     - each person or entity who we know beneficially owns more than 5.0% in the aggregate of our outstanding common stock;



     - each of the executive officers named in the Summary Compensation Table;



     - each of our directors; and



     - all directors and executive officers as a group.



     Unless otherwise indicated, the address of each of the individuals listed in the table is c/o World Commerce, 9677 Tradeport Drive, Orlando, Florida 32827. To our knowledge, except as otherwise indicated, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.



     The percentage of beneficial ownership in the following table is based upon 32,954,140 shares of common stock outstanding as of June 30, 2001. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of our common stock issuable under options, warrants or other conversion rights that are presently exercisable or exercisable within 60 days of June 30, 2001 are deemed to be outstanding and beneficially owned by the person holding the options, warrants or conversion rights for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.



                                                                               SHARES BENEFICIALLY OWNED
                                                           NUMBER OF SHARES       AS A PERCENTAGE OF
NAME OF BENEFICIAL OWNER                                  BENEFICIALLY OWNED       CLASS OUTSTANDING
------------------------                                  ------------------   -------------------------
Michael W. Poole(5).....................................         234,126                   *
Joseph H. Dugan.........................................              --                   *
Mark E. Patten(1).......................................         140,200                   *
Mark A. Koschny(2)......................................          57,000                   *
Frans Wester(3).........................................          40,800                   *
Robert H. Shaw(4).......................................       1,448,288                  4.2%
David R. Parker(6)......................................      54,417,011                 62.3%
Interprise Technology Partners, L.P.(7).................      54,047,884                 62.12%
John R. Harris..........................................          50,000                   *
Gary Chartrand..........................................          50,000                   *
Larry L. Murphy(8)......................................       2,467,500                  7.0%
All directors and executive officers as a group (9
  persons)..............................................      55,871,136                 63.2%


---------------


  *  Less than one percent.

 (1)Includes 115,200 shares of common stock subject to options either currently exercisable or exercisable by Mr. Patten within 60 days of June 30, 2001.


 (2)Includes 57,000 shares common stock subject to options either currently exercisable or exercisable by Mr. Koschny within 60 days of June 30, 2001.


 (3)Includes 40,800 shares of common stock subject to options either currently exercisable or exercisable by Mr. Wester within 60 days of June 30, 2001.


 (4)Includes 288,288 shares of common stock subject to options either currently exercisable or exercisable by Mr. Shaw within 60 days of June 30, 2001. Includes 1,160,000 shares of common stock held jointly between Mr. Shaw and his spouse, and each person, acting individually, may vote and/or dispose of all of such shares.


 (5)Includes 25,000 shares of Series B preferred stock which are immediately convertible into 34,126 shares of common stock. Includes a warrant representing the right to purchase 100,000 shares of common stock held by a trust of which Mr. Poole is the sole trustee and exercises sole voting and dispositive power over such shares. Includes a warrant representing the right to purchase 100,000 shares of common stock held by Poole Carbone Eckbert Capital Partners, Inc. for which Mr. Poole is the controlling principal and exercises sole voting and dispositive power over such shares.


 (6)Mr. Parker, individually, owns 10,000 shares of common stock and 25,000 shares of Series B preferred stock which are immediately convertible into 34,126 shares of common stock. Interprise Technology Partners, L.P., a Delaware limited partnership, owns 17,281,000 shares of common stock; 2,500,000 shares of Series A preferred stock which are immediately convertible into 25,000,000 shares of common stock; 1,250,000 shares of Series B preferred stock which are immediately convertible into 1,706,317 shares of common stock; and a warrant, which is immediately exercisable, representing the right to purchase 110,000 shares of Series B preferred stock which are immediately convertible into 150,156 shares of common stock and warrants, which are immediately exercisable, representing the right to purchase 8,826,761 shares of common stock. Miller Technology Management, L.P., a Delaware limited partnership, is the general partner of Interprise Technology Partners, L.P. MTM I, LLC, a Delaware limited liability company, is the general partner of Miller Technology Management, L.P. Mr. David Parker and Mr. Edmund Miller each own a 50% interest in MTM I, LLC, and Mr. Parker and Mr. Miller must both agree on the voting and disposition of shares held by Interprise Technology Partners, L.P. The address for each of Interprise Technology Partners, L.P., Miller Technology Management, L.P., MTM I, LLC, Mr. Parker and Mr. Miller is 1001 Brickell Bay Drive, 30th Floor, Miami, Florida 33131.


 (7)See Footnote No. 6.


 (8)The address of Mr. Murphy is 210 Riverside Drive, Melbourne Beach, Florida 32951.



BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



     Section 16(a) of the Exchange Act requires our directors, officers and persons who own more than 10% of our outstanding common stock to file reports with the SEC regarding initial statement of ownership, statement of changes of ownership and, where applicable, annual statement of ownership of our common stock. Such persons are required by SEC regulations to furnish us with copies of all such statements they file. Based solely on statements furnished to us, the reports for initial statements of ownership for the following people were filed but not on a timely basis: Robert H. Shaw, Mark E. Patten, Larry L. Murphy, Mark
A. Koschny, Michael W. Poole, David R. Parker, Frans G. Wester, Interprise Technology Partners, L.P., Edmund Miller, and Joseph H. Dugan. In addition, Edmund Miller failed to file on a timely basis reports for changes of ownership relating to 6 transactions, and Mark E. Patten, failed to file on a timely basis reports for changes of ownership relating to 1 transaction.

                             EXECUTIVE COMPENSATION



BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION



     The compensation committee of the Board of Directors is composed of three non-employee directors. The committee is responsible for setting and administering the policies that govern all forms of compensation provided to our executive officers and directors as well as our equity compensation plan for all employees.



     We use cash and stock based compensation primarily for three purposes: (1) to focus executives on our short and long term business plans; (2) to reward individual and corporate performance; and (3) to align our executives' interests with those of our stockholders.



CASH COMPENSATION AND BASE SALARIES



     Our goal for cash compensation is to pay competitive base salaries. Base salary is initially established for new executives based on subjective factors including experience, individual achievements and level of responsibility to be assumed. Base salary increases, if any, are determined by the compensation committee based on individual and corporate performance and market factors.



2000 BASE SALARY FOR MR. POOLE AND OTHER NAMED EXECUTIVE OFFICERS



     Mr. Poole's base salary was established at $300,000 when he was appointed Chief Executive Officer in October 2000. Base pay and salary increases for 2000 for the other named executive officers were determined by considering the subjective factors discussed previously.



STOCK-BASED COMPENSATION



     The compensation committee uses the 1999 Stock Option Plan to attract and retain employees by awarding stock options. The committee and management believe that employee stock ownership aligns the interests of our employees with those of our stockholders and motivates employees to increase stockholder wealth. Stock options are granted by the committee based on subjective factors, including impact on corporate performance and individual performance.



2000 STOCK OPTION GRANTS



     The committee granted stock options to three of its executives. The relative number of options granted was based on individual responsibilities.



SUMMARY



     The committee is satisfied that the compensation provided to the Chief Executive Officer and other executives are structured so as to support the Company's business plan and to align the interests of the executive with the company's interests and our stockholders' interests. The committee will periodically reevaluate these programs to ensure they continue to achieve these goals.



Compensation Committee:


Mr. David Parker


Mr. Gary Chartrand


Mr. John Harris

SUMMARY COMPENSATION TABLE



     The following table sets forth compensation information for the fiscal year ended December 31, 2000 and 1999 paid by us for services by our Chief Executive Officer and our other executive officers whose total salary and bonus for that fiscal year exceeded $100,000, collectively referred to below as the "named executive officers." None of the executive officers received total compensation of at least $100,000 prior to fiscal year 1999.



                    SUMMARY COMPENSATION IN LAST FISCAL YEAR



                                                              LONG-TERM COMPENSATION AWARDS
                                                   ----------------------------------------------------
                                  ANNUAL                                SECURITIES
                               COMPENSATION                             UNDERLYING         ALL OTHER
                             -----------------     RESTRICTED STOCK       OPTIONS        COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   SALARY ($)       AWARD(S) ($)           (#)               ($)
---------------------------  ----   ----------     ----------------     -----------     ---------------
Joseph H. Dugan............  2000      40,962(1)            --                 --(12)        10,600(2)
  President and Chief        1999          --               --                 --                --
  Technology Officer
Mark E. Patten.............  2000     180,000               --             40,000             3,000(5)
  Chief Financial Officer    1999     132,400(3)       134,500(4)         200,000             1,000(5)
Mark A. Koschny............  2000      83,077(6)            --            200,000             3,600(5)
  Vice President of Sales    1999          --               --                 --                --
Frans Wester...............  2000      71,219(7)            --            150,000             3,000(5)
  Vice President of          1999          --               --                 --                --
  Marketing
Robert H. Shaw(8)..........  2000          --               --                 --
  Chairman of the Board      1999     225,000               --            436,800            25,400(9)
                                      132,700(3)
Michael W. Poole...........  2000      75,000(10)           --                 --(12)       175,000(11)
  Chief Executive Officer    1999          --               --                 --                --


---------------


 (1)Does not represent a full year of salary; Mr. Dugan became an employee in October 2000, at an annual salary of $390,000.


 (2)Other compensation to Mr. Dugan includes a $10,000 signing bonus, and a $600 car allowance.


 (3)Does not represent a full year of salary because no person listed was paid a salary at the beginning of the fiscal year. Mr. Shaw became an employee on March 29, 1999, at an annual salary of $125,000, which was raised to $225,000 on July 1, 1999; Mr. Patten became an employee on October 18, 1999, at an annual salary of $180,000.


 (4)Represents 25,000 shares valued at $5.38 per share issued in October 1999 in connection with the start of employment.


 (5)Automobile allowance.


 (6)Does not represent a full year of salary; Mr. Koschny became an employee on June 5, 2000, at an annual salary of $180,000.


 (7)Does not represent a full year of salary; Mr. Wester became an employee on June 28, 2000 at an annual salary of $160,000.


 (8)For the fiscal year ended December 31, 1998, Mr. Shaw received compensation in the form of consulting fees paid to a company controlled by Mr. Shaw in the amount of $30,045. Also, Mr. Shaw was issued 1,200,000 shares of our common stock in September 1998 for services rendered in facilitating the voluntary share exchange between us and World Commerce Online-Floraplex.


 (9)Other compensation includes payments to Mr. Shaw as consultant prior to full-time employment in the amount of $21,200 and an automobile allowance of $4,200.


(10)Does not represent a full year of salary. Mr. Poole became an employee in October 2000, at an annual salary of $300,000.


(11)Other compensation includes payments to Mr. Poole's consulting firm as consultant prior to full-time employment.

(12)Pursuant to Mr. Dugan's and Mr. Poole's employment contracts, we have committed to grant Mr. Dugan and Mr. Poole one (1) million options each. As of March 23, 2001, the option grants have not been executed.



OPTION GRANTS TABLE



     The following table sets forth each grant of stock options during the fiscal year ended December 31, 2000 to each of the named executive officers. No stock appreciation rights were granted to these individuals during that year.



                       OPTION GRANTS IN LAST FISCAL YEAR





                                         INDIVIDUAL GRANTS
                       ------------------------------------------------------
                                          % OF TOTAL                                            POTENTIAL REALIZABLE VALUE
                                           OPTIONS                                                AT ASSUMED ANNUAL RATES
                          NUMBER OF       GRANTED TO   EXERCISE                                 OF STOCK PRICE APPRECIATION
                          SECURITIES      EMPLOYEES     OR BASE                   MARKET            FOR OPTION TERM(3)
                          UNDERLYING      IN FISCAL      PRICE     EXPIRATION     PRICE      ---------------------------------
NAME                   OPTIONS GRANTED       YEAR      ($)/(SH)     DATE (1)    ($)(SH)(2)    5% ($)      10% ($)     0% ($)
----                   ----------------   ----------   ---------   ----------   ----------   ---------   ---------   ---------
Mark E. Patten.......       40,000(4)         4.8%       5.88       6/20/10        5.88        383,116     610,048     235,200
Mark A. Koschny......      200,000(5)        24.2%       5.88       6/20/10        5.88      1,915,580   3,050,241   1,176,000
Frans Wester.........      150,000           18.2%       7.88       7/10/00        7.88      1,925,353   3,065,804   1,182,000


---------------


(1)Each of the options has a ten-year term. However, the options will terminate earlier if the optionee's employment is terminated or the Company is liquidated, dissolved, reorganized or there is a change in control.


(2)The fair market value of our common stock was determined on the basis of the closing sale price of our common stock on the OTC Bulletin Board on the day before the date of grant, pursuant to the terms of our 1999 Stock Option Plan.


(3)The assumed 5%, 10% and 0% rates of stock price appreciation are provided in accordance with rules of the SEC and do not represent our estimate or projection of our common stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock, overall market conditions, and the option holder's continued employment through the vesting period. Unless the market price of our common stock appreciates over the option term, no additional value will be realized from the option grants made to these executive officers. The potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the option period. The actual value, if any, a named executive officer may realize will depend upon the excess of the stock price over the exercise price on the date the option is exercised, if the executive were to sell the shares on the date of exercise, so there is no assurance that the value realized will be equal to or near the potential realized value as calculated in this table.


(4)Options were granted as of June 20, 2000. Options vest 28% on October 18, 2000 and 2% on the twentieth of each successive month thereafter.


(5)Options were granted as of June 20, 2000. Options vest 12.5% immediately, 28% on June 20, 2001 and 2% on the twentieth of each successive month thereafter.


(6)Pursuant to Mr. Dugan's and Mr. Poole's employment contracts, we have committed to grant Mr. Dugan and Mr. Poole one (1) million options each. As of March 23, 2001, the option grants have not been executed.

AGGREGATE OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE



     The following table sets forth information concerning the year-end number and value of unexercised options for each of the named executive officers. None of the individuals listed below exercised any options during the last fiscal year.



                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR


                      AND FISCAL YEAR-END OPTION VALUES(2)



                                                      NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                     UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                           OPTIONS AT                    OPTIONS AT
                                                      DECEMBER 31, 2000 (#)       DECEMBER 31, 2000 ($)(1)
                                                   ---------------------------   ---------------------------
NAME                                               EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                               -----------   -------------   -----------   -------------
Mark E. Patten...................................     76,800        163,200          --             --
Mark A. Koschny..................................     49,500        150,500          --             --
Frans Wester.....................................     27,600        122,400          --             --
Robert H. Shaw...................................    218,400        218,400          --             --


---------------


(1)The value of our common stock (based on the closing sale price of our common stock on the OTC Bulletin Board on December 29, 2000) was $1.88. There were no in-the-money options at December 31, 2000.


(2)Pursuant to Mr. Dugan's and Mr. Poole's employment contracts, we have committed to grant Mr. Dugan and Mr. Poole one (1) million options each. As of March 23, 2001, the option grants have not been executed.



EMPLOYMENT AGREEMENTS AND PROFESSIONAL EXPERIENCE



     The following named executive officers have signed employment agreements with us:



     Pursuant to an employment agreement dated October 18, 1999, we agreed to pay Robert H. Shaw an annual salary of $225,000 to serve as our Chief Executive Officer. In accordance with the offer terms, Mr. Shaw, on October 18, 1999, was granted 236,800 options to purchase our common stock at an exercise price per share of $2 and 200,000 options to purchase our common stock at an exercise price per share of $8. As of March 12, 2001, the terms and conditions of Mr. Shaw's contract were discontinued.



     Pursuant to an employment agreement dated December 4, 2000, we agreed to pay Michael W. Poole an annual salary of $300,000 and potential incentive compensation of $700,000 to serve as our Chief Executive Officer. Potential incentive compensation in year one of Mr. Poole's employment totals $100,000 with $200,000 possible in years two through four based upon achievement of established objectives pertaining to our financial performance, organizational strength, and customer satisfaction. The offer terms also include the grant of 1 million options to purchase our common stock. As of March 12, 2001, the terms and conditions of Mr. Poole's contract were discontinued.



     Pursuant to an employment agreement dated December 1, 2000, we agreed to pay Joseph H. Dugan an annual salary of $390,000 and incentive compensation potential and committed to grant 1 million options to purchase our common stock to serve as our President. Incentive compensation consists of a $10,000 sign-on bonus, and a quarterly bonus of 0.3% of revenue with a minimum of $25,000.



     Pursuant to an employment agreement with substantially similar provisions as Mr. Shaw dated October 18, 1999, we agreed to pay Mark E. Patten an annual salary of $180,000 to serve as Executive Vice President and Chief Financial Officer and as of October 18, 1999 granted Mr. Patten 126,876 options to purchase our common stock at an exercise price per share of $2.00 and 73,124 options to purchase our common stock at an exercise price per share of $5.38. In addition, on October 18, 1999, Mr. Patten was granted and issued 25,000 shares of our common stock and provided $25,000, as well as, a loan of up to $25,000 in connection with the related tax impact. See "Option Grants Table."

     Pursuant to an employment agreement dated June 5, 2000, we agreed to pay Mark A. Koschny an annual salary of $180,000 to serve as Vice President of Sales and as of June 20, 2000, granted Mr. Koschny 200,000 options to purchase our common stock at an exercise price per share of $5.88. See "Option Grants Table."



     Pursuant to an employment agreement dated June 28, 2000, we agreed to pay Frans Wester an annual salary of $160,000 to serve as our Vice President of Marketing. In accordance with the offer terms on July 10, 2000, Mr. Wester was granted 150,000 options to purchase our common stock at an exercise price per share of $7.88. See "Option Grants Table."



     Each of the employment agreements described above provide that in the event we terminate the executive without "cause" (as defined), or the executive terminates his employment with "good reason" (as defined), other than in the case of a "change in control" (as discussed below), that executive will be entitled to severance payments equaling that executive's annual salary and benefits for a one-year period from the date of termination. In the event the terminated executive finds a new employment, we will be able to cease making or reduce the severance payments and benefits. If an executive's employment is terminated by us without cause or by the executive with good reason, in either case in anticipation of, in connection with or within one year after a "change in control" (as defined), his salary will be continued for one year, his benefits will be continued for one year (subject to cessation if the executive is entitled to similar benefits from a new employer), each executive will agree to preserve the confidentiality and the proprietary nature of all information relating to the Company and our business. Each executive's agreement includes certain non-competition and non-solicitation provisions.



     Set forth below is certain information regarding the professional experience for each of the above-named persons adjusted to reflect the changes in our Chief Executive Officer and Chairman of the Board of Directors as of June 30, 2001.



     JOSEPH H. DUGAN has served as Chief Executive Officer since March 2001, and was the former President and Chief Technology Officer from October 2000 to March 2001. Mr. Dugan was formerly Managing Director, eBusiness Solutions and Managing Director, Supply Chain Solutions for Answerthink Consulting Group. From 1999 through October 2000, Mr. Dugan has been a principal with Interprise Technology Partners a venture capital fund focused on Internet and information technology investments. From 1994 through 1997, Mr. Dugan was a Sr. Vice President of Oracle Corporation a worldwide leader in technology and application software.



     MARK E. PATTEN has served as our Chief Financial Officer and Executive Vice President since October 1999. From February 1998 to October 1999, Mr. Patten was Vice President and Chief Accounting Officer of Vistana, Inc., a publicly traded timeshare resort developer. Prior to that, Mr. Patten was a partner in the Information Risk Management practice of KPMG Peat Marwick and spent 13 years with KPMG including a two-year rotation in KPMG's Executive Office in the Department of Professional Practice. Mr. Patten is a Certified Public Accountant in Georgia.



     MARK A. KOSCHNY has served as our Vice President of Sales since May 2000. From July 1997 until April 2000 Mr. Koschny was Senior Vice President of Sales and Marketing for ProSource Distribution Services and later, AmeriServe, the largest chain restaurant food service delivery company in North America. From 1994-1997 Mr. Koschny was the Director of Business Development with Arby's where he was responsible for strategic development and execution for expansion. With the Burger King Corporation, 1991-1994, Mr. Koschny held the posts of Director of Non-Traditional Development and Director of Franchise Marketing and Sales. Earlier in his career Mr. Koschny worked for Management Horizons, a retail consulting division of Price Waterhouse.



     FRANS WESTER has served as our Vice President of Marketing since July 2000. From 1990 through 1999 Mr. Wester was Vice President of Marketing Services for Furrs Supermarkets, Inc. in Albuquerque, New Mexico. From 1987 through 1990 Mr. Wester was VP of Marketing and Communications for Wc International in Utrecht, The Netherlands. Between 1977 and 1987 he held positions with Royal Ahold Supermarkets in The Netherlands and Greenville, South Carolina.

     DAVID R. PARKER has served as a Chairman of the Board of Directors since March 2001, and has been a Director and the representative of Interprise Technology Partners, L.P. on the Board of Directors, pursuant to the terms of a Stock Purchase Agreement between Interprise Technology Partners and us, since February 1999. Mr. Parker is founder and Managing Principal of Interprise Technology Partners, L.P., a venture capital fund focused on Internet and information technology investments founded in January 1999. From 1992 to May 1998 Mr. Parker was Chairman of ProSource Distribution Services, Inc., a U.S. food services distributor, which was sold for cash to AmeriServe, Inc. in May 1998. From May 1998 to August 1998, Mr. Parker was Vice Chairman of AmeriServe, Inc. overseeing the integration of ProSource into AmeriServe until he resigned from the Company in August 1998, but remained on the board of directors until he resigned from the board in November 1999. Mr. Parker is a director of Tupperware, Inc. and Applied Graphics Technologies Inc. Mr. Parker earned a bachelor's degree in engineering from the University of Texas and an MBA from Harvard University, where he was a Baker Scholar.



     ROBERT H. SHAW served as Chairman of the World Commerce Online from September 1998 until March 2001 and was the Chief Executive Officer until October 2000. Mr. Shaw has been a World Commerce Online Board Member since September 1998. He is the former Chairman and CEO of Technologic Venture Marketing, Inc., a leader in High technology venture-backed companies. Prior to that, Mr. Shaw was the Chairman and CEO of Galacticomm, Inc., a worldwide leader in multi-user communications software and e-Commerce systems used by over 20,000 customers internationally. Mr. Shaw has held officer/director management positions with Convex Computers, now a division of Hewlett Packard; VMX, the first voicemail company; and was President of File Tek, Inc., the terabytes online storage company.



     MICHAEL W. POOLE served as Vice Chairman from May 2000 and Chief Executive Officer since October 2000. Mr. Poole has been a World Commerce Online Board Member since January 1999. He is a partner in the firm Poole Carbone Eckbert, Inc., a provider of investment banking services. Mr. Poole serves on the Board of Directors of the Federal Reserve Bank of Atlanta (Jacksonville, Florida branch). In addition, Mr. Poole serves as a board member for several companies including International Parts, Beacon Institute, and BankFIRST. He also was Chairman (appointed by the Governor) of the State Board of WAGES, which was responsible for the implementation of welfare reform in the State of Florida.



     GARY CHARTRAND has served as Director since July 2000. Mr. Chartrand is Chairman and CEO of Acosta Sales, Inc. the largest full service sales and marketing company to retail grocery industry. During Mr. Chartrand's tenure, Acosta has continued to expand and has increased its area representation to 50 states with 87 service offices with annualized revenues in excess of $480 million. He serves on the Board of Directors for the Associated Sales and Marketing Companies as well as several principal Broker Advisor Boards.



     JOHN R. HARRIS has served as Director since July 2000. Mr. Harris is the Chairman and CEO of Ztango, a provider of wireless Internet software and solutions for e-companies, wireless network operators and corporations. He spent 25 years with Electronic Data Systems (EDS), during which he held a variety of executive leadership positions encompassing sales, marketing, strategy, and operations. Mr. Harris is an Information Technology and Telecommunications executive with a record of growing IT Service business operations with experience throughout Europe, Asia, Latin America and the Middle East.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS



INTERPRISE TECHNOLOGY PARTNERS



     On June 6, 2001, pursuant to price dilution provisions of our Series A Preferred Stock, Series B Preferred Stock and Series B Warrant, ITP obtained a direct or indirect beneficial ownership of an additional 46,627,011 shares of the Company's common stock, on an as converted basis for all securities convertible into common stock.



     On March 14 and April 11, 2000, we sold 200,000 and 50,000 shares, respectively, of our Series A convertible preferred stock, at a purchase price of $2 per share, to ITP for $500,000 pursuant to ITP's exercise of an option, which we granted on March 30, 1999, to purchase such shares at such price. After we sold the

50,000 shares on April 11, 2000, ITP immediately sold those 50,000 shares of Series A convertible preferred stock to Robert Guerin, a third party who is not an affiliate of either ITP or us, for $100,000. As of March 23, 2000, ITP and David Parker were the beneficial holders of 32.8% and 32.9% of our common stock, respectively.



     From August to December 2000, the Company entered into several secured loan agreements with Interprise Technology Partners, L.P., a stockholder of the Company, in the aggregate amount of $10,250,000. In connection with these notes payable, the Company granted warrants, as amended, representing the right to purchase up to an aggregate of 1,950,000 shares of common stock at an exercise price of $1.00 per share. In the event the warrants are exercised after the consummation of an investment of not less than $10,000,000 (a "Series D Financing") in series D convertible preferred stock ("Series D Preferred Stock"), the warrants will become exercisable for Series D Preferred Stock issued in connection with the Series D Financing at an exercise price per share equal to the lesser of $1.00 or the price per share of Series D Preferred Stock issued in the Series D Financing. In the event the warrants are exercised after a successful underwritten public offering of common stock in which the aggregate proceeds equal at least $10,000,000 (a "Common Stock Qualified Investment") and a Series D Financing has not yet occurred, the warrants will become exercisable for common stock at an exercise price per share equal to the lesser of $1.00 or the price per share of common stock issued in the Common Stock Qualified Investment. The exercise price of the shares underlying the warrants may be paid in cash or by cashless exercise. Each warrant expires five years after its initial date of issuance. The estimated fair value of the warrants was calculated at the date of grant based on a Black Scholes option pricing model and approximately $346,000 has been recorded as interest expense during the year ended December 31, 2000. On February 14, 2001, the warrants were amended to change the exercise price to $1.00 per share, which resulted in an increase in the number of shares granted.



LOAN DATE                                                LOAN AMOUNT   INTEREST RATE   MATURITY DATE
---------                                                -----------   -------------   --------------
August 14, 2000........................................  $ 5,000,000        10%        April 12, 2001
October 2, 2000........................................  $ 1,000,000        10%        April 12, 2001
November 9, 2000.......................................  $   500,000        10%        April 12, 2001
December 5, 2000.......................................  $   500,000        10%        April 12, 2001
December 20, 2000......................................  $   500,000        10%        April 12, 2001
December 28, 2000......................................  $ 2,750,000        10%        April 12, 2001
                                                         -----------
          Total........................................  $10,250,000
                                                         ===========



I2 TECHNOLOGIES



     On April 29, 2000, we granted to i2 Technologies, Inc. a warrant representing the right to purchase 1,250,000 shares of our common stock as consideration for software i2 Technologies licensed to us pursuant to a software license agreement dated April 29, 2000. The warrant had a fair market value (based on the closing sale price on the day before the date of grant of our common stock on the OTC Bulletin Board) on the date of the grant of $8,000,000. The warrant is immediately exercisable at an exercise price of $7.00 per share. See "Description of Registrant's Securities -- Warrants." After the grant of the warrant, i2 Technologies was the beneficial holder of 7.3% of our common stock.



     On December 29, 2000 we entered into an application service provider agreement (the "ASP Agreement") and a public market place license agreement with i2 Technologies. As part of these agreements we agreed to pay i2 $2.5 million and $0.5 million, respectively and annual maintenance fees of $0.3 million and $0.07 million, respectively. The ASP Agreement also provides that we pay i2 Technologies a sublicense revenue sharing fee equal to 70% of the end user fees collected from our customers related to the i2 Technologies applications utilized by our customer.



     The foregoing transactions between us and our affiliates were negotiated upon our behalf by our management. We believe that such transactions are in compliance with our policy that transactions with affiliates be on terms at least as favorable as could have been reasonably obtained from an unaffiliated third party. We anticipate that all future transactions with our affiliates will be approved by a majority of our board of directors, including a majority of the independent and disinterested directors, and will continue to be on terms no less favorable to us than could be obtained from unaffiliated third parties.


                               PERFORMANCE GRAPH

                                                 WORLD COMMERCE ONLINE,        NASDAQ STOCK MARKET
                                                          INC.                       (U.S.)              JP MORGAN INTERNET 100
                                                 ----------------------        -------------------       ----------------------
10/98                                                    100.00                      100.00                      100.00
12/98                                                     95.00                      143.34                      195.14
3/99                                                     218.75                      160.75                      330.16
6/99                                                     472.50                      175.85                      340.04
9/99                                                     220.00                      180.22                      349.53
12/99                                                    695.00                      266.37                      676.62
3/00                                                     900.00                      299.00                      706.73
6/00                                                     265.00                      259.98                      524.29
9/00                                                     250.00                      239.23                      504.37
12/00                                                     75.00                      160.19                      260.34

                                 OTHER BUSINESS

     The Board is not aware of any other matter that may be presented for action at the Annual Meeting of Stockholders. Should any other matter requiring vote of the stockholders arise, the enclosed proxy card give authority to the persons listed on the card to vote at their discretion in our best interest.


                         INDEPENDENT PUBLIC ACCOUNTANTS


     On March 7, 2001, World Commerce Online, Inc. (the "Company") engaged KPMG LLP ("KPMG") as its independent auditors for the fiscal year ended December 31, 2000, to replace the firm of PricewaterhouseCoopers ("PWC"), who were dismissed as the independent auditors of the Company effective on March 1, 2001. The decision to change independent auditors was approved by the Company's Board of Directors.

     The reports of PWC on the Company's financial statements for the years ended December 31, 1999 and 1998, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the Company's financial statements for the years ended December 31, 1999 and 1998, and in the subsequent interim period through March 7, 2001, there were no disagreements ("Disagreements") as defined in Item 304 (a)(1)(iv) and the instructions to Item 304 of Regulation S-K, as amended, promulgated by the Securities and Exchange Commission ("Regulation S-K") with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the matter in its reports. In addition, during the years ended December 31, 1999 and 1998 and in the subsequent interim period ended March 7, 2001, there were no reportable events ("Reportable Events") as defined in Item 304 (a)(1)(v) of Regulation S-K.

     At no time preceding March 7, 2001, has the Company (or anyone on behalf of the Company) consulted with KPMG on matters regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was the subject of Disagreement with PWC or a Reportable Event.


     Representatives of KPMG LLP ("KPMG"), our independent certified public accountants, will be present at the Annual Meeting to respond to appropriate questions and to make a statement if representatives so desire. KPMG has audited our financial statements since 2000.



                                   AUDIT FEES


     Fees paid during 2000 by category include: audit fees of $88,000 (paid to KPMG in 2001 to perform the 2000 audit), $0 of financial information system design and implementation fees and approximately $7,500 of other fees.


     The audit committee believes that the amounts billed for all other fees are compatible with maintaining the independence of our principal auditors.



                             AUDIT COMMITTEE REPORT



     In accordance with the written charter adopted by the Board, a copy of which is attached as APPENDIX C, the audit committee assists the board in fulfilling its responsibilities for oversight and the quality and integrity of our accounting, auditing and financial reporting practices.



     Management is responsible for internal controls. Our independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing principles and to issue a report thereon.



     The Audit Committee has general oversight responsibility with respect to our financial reporting, and reviews the results and scope of the audit and other services provided by our independent auditors.



     In this context, the Audit Committee has met and held discussions with management and will hold discussions with our independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management. The Audit Committee will meet with our independent auditors to review and discuss the consolidated financial statements and to discuss the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Our independent auditors also will provide to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee will discuss with the independent auditors' their independence and the compatibility of non audit services with such independence.



     Based upon the Audit Committee's discussion with management and understanding of the conclusions of our independent auditors, and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the board include our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.



Submitted by the Audit Committee of the board:


David R. Parker, Chairman


John R. Harris


Gary R. Chartrand



     The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any of our previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by us in any such filing.

       STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS


     If you wish us to consider including a stockholder proposal in the proxy statement for the annual meeting in 2001, you must submit the proposal, in writing, so that our corporate secretary receives it no later than July 16, 2001. The proposal must meet the requirements established by the Securities and Exchange Commission. If you wish to present a proposal at the annual meeting in 2001 that has not been included in the proxy statement, the management proxies will be allowed to use their discretionary voting authority unless notice of your proposal has been received by our corporate secretary no later than July 16, 2001. Your proposal should be sent to: World Commerce Online, Inc.,
Attention: Corporate Secretary, 9677 Tradeport Drive, Orlando, Florida 32827.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS


     A copy of our Annual Report on Form 10-K for the year ended December 31, 2000 (the "Form 10-K") accompanies this proxy statement. Upon written request, we will provide, free of charge, an additional Form 10-K and/or our Form 10-Q for the quarter ended March 31, 2001 copy or copies to any stockholder as of the record date. Such requests should be directed to: World Commerce Online, Inc.,
Attention: Corporate Secretary, 9677 Tradeport Drive, Orlando, Florida 32827.



     We have chosen to mail our Financial Statements on Form 10-K with this proxy material to stockholders, such mailing to take place on or about July 10, 2001.

                                                                      APPENDIX A
                 ---------------------------------------------

                          WORLD COMMERCE ONLINE, INC.

                             1999 STOCK OPTION PLAN
                 ---------------------------------------------

     1. Purpose. The purpose of this Plan is to advance the interests of World Commerce Online, Inc., a Delaware corporation (the "Company"), and its Subsidiaries by providing an additional incentive to attract and retain qualified and competent persons who provide services to the Company and its Subsidiaries, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, through the encouragement of stock ownership in the Company by such persons.

     2. Definitions. As used herein, the following terms shall have the meaning indicated:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Committee" shall mean the committee appointed by the Board pursuant to Section 13(a) hereof or if no such committee has been appointed, the Board itself.

          (c) "Common Stock" shall mean the Company's Common Stock, par value $.001 per share.

          (d) "Director" shall mean a member of the Board.

          (e) "Fair Market Value" of a Share on any date of reference shall mean the "Closing Price" (as defined below) of the Common Stock on the last business day immediately preceding such date. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be: (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of Common Stock on such exchange; (ii) if the Common Stock is listed or admitted for trading on any tier of The Nasdaq Stock Market, the last reported sale price of Common Stock on such tier; (iii) if the Common Stock is traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock as quoted on the OTC Bulletin Board; or (iv) if neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Committee in a fair and uniform manner.

          (f) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (g) "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (h) "Listing Date" shall mean the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968,

          (i) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

          (j) "Officer" shall mean the Company's Chairman of the Board, President, Chief Executive Officer, principal financial officer, principal accounting officer, any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. If pursuant to
     Item 401(b) of Regulation S-K (17 C.F.R. sec. 229.401(b)) the Company identifies a person as an "executive officer," the person so identified shall be deemed an "Officer" even though such person may not otherwise be an "Officer" pursuant to the foregoing provisions of this paragraph.

          (k) "Option" (when capitalized) shall mean any option granted under this Plan.

          (l) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (m) "Outside Director" shall mean a member of the Board who qualifies as an "outside director" under Section 162(m) of the Internal Revenue Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Securities Exchange Act.

          (n) "Plan" shall mean this 1999 Stock Option Plan for the Company.

          (o) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

          (p) "Share" shall mean a share of Common Stock.

          (q) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     3. Shares Available for Option Grants. The Committee may grant to Optionees from time to time Options to purchase an aggregate of up to Thirty Million (30,000,000) Shares from the Company's authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be cancelled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares; provided, however, that at no time prior to the Listing Date, shall the number of Shares exercisable under the Plan exceed a number of shares which is equal to 30% of then outstanding shares of the Company (convertible preferred and convertible senior common shares, if any, will be counted on an as if converted basis), unless a percentage higher than 30% is approved by at least two-thirds of the outstanding shares entitled to vote.

     4. Incentive and Non-Qualified Options.

     (a) An Option granted hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Incentive Stock Options may not be granted to any person who is not an employee of the Company or any Subsidiary.

     (b) Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Section 422(b) of the Internal Revenue Code are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its parent and subsidiary corporations as defined in Section 424 of the Internal Revenue Code), exceeds $100,000.

     5. Conditions for Grant of Options.

     (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all regular employees of, or persons who provide consulting or other services as independent contractors to, the Company or its Subsidiaries, including Directors and Officers who are regular employees. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

     (b) No Options shall be granted to any person unless such person, prior to the granting of such Options, shall have executed a confidentiality/non-competition agreement in a form satisfactory to the Committee.

     (c) In granting Options, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under the Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation:
(i) prescribing the date or dates on which the Option becomes exercisable; (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both; or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

     (d) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

     (e) Notwithstanding any other provision of this Plan, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Internal Revenue Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code) at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     (f) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 6,000,000, subject to adjustment as provided in
Section 10 hereof.

     6. Option Price. The option price per Share of any Non-Qualified Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the Shares underlying such Option on the date such Option is granted. The option price per Share of any Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

     7. Exercise of Options. An Option shall be deemed exercised when: (a) the Company has received written notice of such exercise in accordance with the terms of the Option; (b) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made; and (c) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. The consideration to be paid for the Shares to be issued upon exercise of an Option as well as the method of payment of the exercise price and of any withholding and employment taxes applicable thereto, shall be determined by the Committee and may in the discretion of the Committee consist of: (1) cash; (2) certified or official bank check; (3) money order; (4) Shares that have been held by the Optionee for at least six (6) months (or such other Shares as the Company determines will not cause the Company to recognize for financial accounting purposes a charge for compensation expense); (5) pursuant to a "cashless exercise" procedure, by delivery of a properly executed exercise notice together with such other documentation, and subject to such guidelines, as the Committee shall require to effect an exercise of the Option and delivery to the Company by a licensed broker acceptable to the Company of proceeds from the sale of Shares or a margin loan sufficient to pay the exercise price and any applicable income or employment taxes; or (6) in such other consideration as the Committee deems appropriate, or by a combination of the above. In the case of an Incentive Stock Option, the permissible methods of payment shall be specified at the time the Option is granted. The Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised. The

Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall: (i) provide for full recourse to the maker;
(ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option; (iii) bear interest at the prime rate of the Company's principal lender; and (iv) contain such other terms as the Committee in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until either: (A) a stock certificate for such Shares is issued to such person(s) under the terms of this Plan; or (B) the transaction is recorded upon the books of the Company. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

     8. Exercisability of Options. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in Section 8(a), (b) and/or (c) below. Unless otherwise provided in any Option or this Section 8, an Option shall be exercisable in equal annual installments over a 4 year period from the date on which the Option is granted.

          (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date on which the Option is granted.

          (b) The Committee may in its sole discretion, accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

          (c) Notwithstanding any other provision of this Plan, to the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the California Code of Regulations at the time of the grant of the Option, then:

             (i) Options granted prior to the Listing Date to an Optionee who is not an Officer or Director shall provide for vesting of the total number of shares of Common Stock at a rate of at least 20% per year over five
        (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment; and

             (ii) Options granted prior to the Listing Date to Officers, Directors or consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

     9. Termination of Option Period.  Unless otherwise provided in any Option:

          (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

             (i) fifteen months after the date on which the Optionee's employment is terminated other than by reason of: (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of (1) an action or omission of the Optionee which constitutes a material breach of, or failure or refusal (other than by reason of his disability) to perform his duties for which he was hired, which, if curable, is not cured within fifteen (15) days after receipt by the Optionee of written notice of same; (2) commission of any act which involves fraud, embezzlement, misappropriation of funds, or breach of trust in connection with the performance of his duties as an employee of the Company; (3) commission of any crime which involves moral turpitude; (4) gross negligence in connection with the performance of the Optionee's duties hereunder, which, if curable, is not cured within fifteen (15) days after written receipt by the Optionee of written notice of same; or (5) the Optionee terminating his employment for any reason other than (I)(II) any failure by the

        Company to pay the Optionee his then current salary in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Optionee; or (III) the Company's requiring the Optionee to be based at any office or location more than 350 miles from the office or location where the Optionee is based on the date such Option is granted, except for travel reasonably required in the performance of the Executive's responsibilities; (B) a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) of the Optionee as determined by a medical doctor satisfactory to the Committee; or (C) death of the Optionee;

             (ii) immediately upon the termination of the Optionee's employment with the Company and its Subsidiaries for Cause or Without Good Reason;

             (iii) twelve months after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Internal Revenue Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee; or

             (iv) (A) twelve months after the date of termination of the Optionee's employment by reason of death of the Optionee, or, if later,
        (B) three months after the date on which the Optionee shall die if such death shall occur during the one year period specified in Subsection 9(a)(iii) hereof.

     All references herein to the termination of the Optionee's employment shall, in the case of a Optionee who is not an employee of the Company or a Subsidiary, refer to the termination of the Optionee's service with the Company.

          (b) To the extent not previously exercised, each Option shall terminate immediately in the event of: (i) the liquidation or dissolution of the Company; or (ii) any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, unless the successor corporation, or a parent or subsidiary of such successor corporation, assumes the Option or substitutes an equivalent option or right pursuant to Section 10(c) hereof. The Committee shall give written notice of any proposed transaction referred to in this Section 9(b) a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after approval of such transaction), in order that Optionees may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Options that then are exercisable (including any Options that may become exercisable upon the closing date of such transaction). An Optionee may condition his exercise of any Option upon the consummation of a transaction referred to in this Section 9(b).

          (c) Any option exercised before the Plan is approved by the stockholders shall be rescinded if stockholder approval is not obtained within 12 months before or after the Plan is adopted by the Board.

     10. Adjustment of Shares.

     (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

          (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, or available for grant to any person under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

          (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

     (b) Unless otherwise provided in any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate so as to preserve but not increase benefits under the Plan.

     (c) In the event of a proposed sale of all or substantially all of the Company's assets or any reorganization, merger, consolidation or other form of corporate transaction in which the Company does not survive, where the securities of the successor corporation, or its parent company, are issued to the Company's shareholders, then the successor corporation or a parent of the successor corporation may, with the consent of the Committee, assume each outstanding Option or substitute an equivalent option or right. If the successor corporation, or its parent, does not cause such an assumption or substitution to occur, or the Committee does not consent to such an assumption or substitution, then each Option shall terminate pursuant to Section 9(b) hereof upon the consummation of sale, merger, consolidation or other corporate transaction.

     (d) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made to, the number of or exercise price for Shares then subject to outstanding Options granted under the Plan.

     (e) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     11. Transferability of Options and Shares.

     (a) No Incentive Stock Option shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (b) A Non-Qualified Stock Option granted prior to the Listing Date shall not be subject to alienation, assignment, pledge, charge, or other transfer other than by the Optionee by will or the laws of descent and distribution and, to the extent provided in the Option, to such further extent as permitted by
Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the Option, and shall be exercisable during the Optionee's lifetime only by the Optionee. A Non-Qualified Stock Option granted on or after the Listing Date shall be transferable to the extent provided in the Option. If the Non-Qualified Stock Option does not provide for transferability, then the Non-Qualified Stock Option shall not be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee. Notwithstanding the foregoing, the Optionee may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (c) No Shares acquired by an Officer or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted, unless the transaction does not violate the requirements of Rule 16b-3 promulgated under the Securities Exchange Act.

     12. Issuance of Shares.

     (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

     (b) As a condition to any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings as the Committee may deem necessary or advisable to facilitate compliance with any applicable law or regulation including, but not limited to, the following:

          (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (ii) a representation, warranty and/or agreement to be bound by any legends endorsed upon the certificate(s) for such Shares that are, in the opinion of the Committee, necessary or appropriate to facilitate compliance with the provisions of any securities laws deemed by the Committee to be applicable to the issuance and transfer of such Shares.

     13. Administration of the Plan.

     (a) The Plan shall be administered by a committee appointed by the Board which shall be composed of two or more Directors all of whom shall be Outside Directors. The membership of the Committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act and Section 162(m) of the Internal Revenue Code. The Committee shall serve at the pleasure of the Board and shall have the powers designated herein and such other powers as the Board may from time to time confer upon it.

     (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The determinations by the Committee, and the interpretation and construction of any provision of the Plan or any Option by the Committee, shall be final and conclusive.

     (c) Any and all decisions or determinations of the Committee shall be made either: (i) by a majority vote of the members of the Committee at a meeting; or
(ii) without a meeting by the unanimous written approval of the members of the Committee.

     14. Withholding or Deduction for Taxes. If at any time specified herein for the making of any issuance or delivery of any Option or Common Stock to any Optionee or beneficiary, any law or regulation of any governmental authority having jurisdiction in the premises shall require the Company to withhold, or to make any deduction for, any taxes or take any other action in connection with the issuance or delivery then to be made, such issuance or delivery shall be deferred until such withholding or deduction shall have been provided for by the Optionee or beneficiary, or other appropriate action shall have been taken.

     15. Interpretation.

     (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Securities Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Committee may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

     (b) The Plan and any Option agreements entered into pursuant to the Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Internal Revenue Code. If any provision of the Plan or any such Option agreement should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan and the Option agreement shall be construed and enforced as if such provision had never been included in the Plan or the Option agreement.

     (c) This Plan shall be governed by the laws of the State of Florida.

     (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

     (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

     16. Amendment and Discontinuation of the Plan. The Committee may from time to time amend, suspend or terminate the Plan or any Option; provided, however, that, any amendment to the Plan shall be subject to the approval of the Company's shareholders if such shareholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or to comply with Section 162(m) of the Internal Revenue Code) or the rules of any Stock exchange or automated quotation system on which the Common Stock may then be listed or granted. Except to the extent provided in Sections 9 and 10 hereof, no amendment, suspension or termination of the Plan or any Option issued hereunder shall substantially impair the rights or benefits of any Optionee pursuant to any Option previously granted without the consent of the Optionee.

     17. Information Obligation. Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Optionees at least annually. This Section 17 shall not apply to key employees whose duties in connection with the Company assure them access to equivalent information.

     18. Effective Date and Termination Date. The effective date of the Plan is the date on which the Board adopts this Plan, and the Plan shall terminate ten years from such date. The Plan shall be submitted to the shareholders of the Company for their approval and adoption and Options hereunder may be granted prior to such approval and adoption but contingent upon such approval and adoption.

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                          WORLD COMMERCE ONLINE, INC.

     FIRST: The name of the corporation is World Commerce Online, Inc. (the "Corporation").

     SECOND: The address of its registered office in the State of Delaware is 1013 Centre Road, in the City of Wilmington, County of New Castle, Delaware 19805. The name of the registered agent at such address is Corporation Service Company.

     THIRD: The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH: The total number of shares of all classes of stock that the Corporation shall have the authority to issue is 370,000,000 shares, consisting of:

          (a) 350,000,000 shares of Common Stock, par value $0.001 per share;

          (b) 20,000,000 shares of Preferred Stock, par value $0.001 per share.

     The board of directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish form time to time the number of shares to be included in each such series, and to fix the designation, voting, powers, preferences and rights of the shares or each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the certificate or certificates establishing any series of Preferred Stock.

     FIFTH: The business and affairs of the corporation shall be managed by or under the direction of the board of directors, and the directors need not be elected by written ballot unless required by the bylaws of the corporation.

     SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized to make, alter or repeal the bylaws of the Corporation.

     SEVENTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by the laws of the State of Delaware. All rights herein conferred upon stockholders are granted subject to this reservation.

     EIGHTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after the filing of the certificate of incorporation of which this article is a part to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

     NINTH: The name and mailing address of the person who is to serve as the sole director of the Corporation until the first annual meeting of stockholders or until his successor is elected and qualified is

NAME                                                    MAILING ADDRESS
----                                                  --------------------
Joseph H. Dugan.....................................  9677 Tradeport Drive
                                                      Orlando, FL 32827

     I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this amended and restated certificate of incorporation, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and, accordingly, have hereto set my hand this 16th day of July, 2001.

                                          Joseph H. Dugan, President & CEO

                                                                      APPENDIX C

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

     The Audit Committee is a Committee of the Board of Directors of World Commerce Online, Inc. (the "Board").

COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In limited circumstances the Board may determine to allow one non-independent director to serve on the Audit Committee provided the Board disclose the reasons for this determination in the next annual proxy statement of the Corporation. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until they resign or are removed, or until their successor shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

RESPONSIBILITIES

     In meeting its responsibilities, the Audit Committee is expected to:

          1. Approve the selection and termination of the Company's independent Accountants and, in this regard, consider and make a recommendation to the Board each year as to the firm to be engaged as independent accountants for the Company and its subsidiaries for the ensuing year.

          2. Review the audit scope, plan and procedures for the independent audit engagement.

          3. Confirm and assure the independence of the independent accountant, including a review of management consulting services and related fees provided by the independent accountant.

          4. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements, accounting principles of practices, financial statement disclosure, or auditing scope or procedure.

          5. Review the independent accountants' audit report; including all of the financial statements and such other reports as may be included therein.

          6. Review with management and independent accountants for the company all reports, and basis for such reports, required by law or regulation to be reviewed by the Audit Committee of the Company, including (if and when required by law or regulation):

             (a) A report signed by the chief executive officer and the chief accounting or financial officer of the Company which contains:

                (1) A statement of the management's responsibilities for:

                    (i) Preparing financial statements; and

                    (ii) Establishing and maintaining an adequate internal
               control structure and procedures for financial reporting;

                (2) An assessment, as of the end of the Company's most recent fiscal year, of the effectiveness of the company's internal control structure and procedures;

             (b) Any report issued by the Company's independent accountants on the foregoing or on the Company's financial statements;

             (c) In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external;

             (d) Consider the independent accountants' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting;

             (e) Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

          7. Review the adequacy of the Company's system of internal controls and management's handling of material inadequacies in the Company's internal controls relating to financial reporting and compliance with laws and regulations.

          8. Approve the selection and termination of an Internal Auditor (if any) and the procedures for hiring any staff internal auditors (including, the applicable terms of engagement for such persons).

          9. Receive reports from the Company employees who are responsible for and who supervise the Company's internal audit function. The committee will review and approve the report on scope of operations and activities of the internal audit staff. The internal audit staff shall have direct access to the audit committee through the Audit Committee Chairman.

          10. Receive, review and make recommendations to the Board of Directors with respect to reports from the Internal Auditor.

          11. After presentation by a Company officer the committee shall review all reports of examination or other reports of regulatory authorities, all non-routine communication between regulatory authorities and the Company or its subsidiaries, and all supervisory memoranda of understanding, enforcement agreements, and other non-routine written agreements between the Company and any of its subsidiaries and any regulatory authorities.

          12. After presentation by a Company officer the committee shall review, in draft form prior to mailing, all Annual Reports to Shareholders, Annual Reports on Form 10-K, Proxy Statements, and Registration Statements issued by the Company. Such reports shall be deemed to have been approved by the Audit Committee if the Committee communicates its approval of the applicable report or if no comments have been communicated by the Audit committee within three business days of Reviewing the report.

          13. After presentation by a Company officer the Committee shall review, in draft form prior to mailing or in definitive form after mailing, all Quarterly Reports to Shareholders, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K issued by the Company. Such reports shall be deemed to have been approved by the Audit Committee if the Committee communicates its approval of the applicable report or if the Audit committee has communicated no comments within three business days of reviewing the report.

          14. After presentation by a Company officer the committee shall review any information disclosed to the Audit Committee pursuant to the Company's Code of Business Responsibility.

             (a) Review management's monitoring of the Company's compliance with appropriate auditing and ethical standards, and ensure that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements;

             (b) Review, with the Company's counsel, legal compliance matters (including corporate securities trading policies by directors, employees/management).

          15. Generally act as liaison between the Board and both the independent accountants and Internal Auditor, if any.

          16. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          17. Review and update, if necessary, the Audit Committee charter annually.

MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet as least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with the responsibilities noted above.

MINUTES OF MEETINGS

     Minutes shall be prepared covering all meetings of the Audit Committee. Such minutes shall be approved by the Committee, signed by the Committee Chairperson (or Acting Chairperson) and Committee Secretary (or Acting Secretary), and made available for review by the Board of Directors.

                          WORLD COMMERCE ONLINE, INC.
                              9677 TRADEPORT DRIVE
                             ORLANDO, FLORIDA 32827

                                   PROXY CARD

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


Joseph H. Dugan and Mark E. Patten (together or individually referred to herein as the "Proxies"), or either of them, are hereby authorized, with full power of substitution, to represent and to vote the stock of the undersigned at the Annual Meeting of Stockholders of World Commerce Online, or at any adjournment, upon such business as may properly come before the meeting, including the items set forth in the Proxy Statement. The Annual Meeting of Stockholders of World Commerce Online, Inc. will be on Tuesday, July 24, 2001 at 2:00 p.m., Eastern Standard Time, at the Hyatt Regency Orlando International Airport, 9300 Airport Boulevard, Orlando, Florida 32827.


AMENDMENT TO THE WORLD COMMERCE ONLINE, INC. 1999 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT FROM 3,000,000 TO 30,000,000, TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT TO ONE INDIVIDUAL FROM 500,000 TO 6,000,000 AND, TO ADD PROVISIONS THAT COMPLY WITH CALIFORNIA STATE LAW AND CLARIFY OR ESTABLISH CERTAIN DEFINED TERMS

FOR the amendments to the 1999 Stock Option Plan:
                                                                 ------
AGAINST the amendments the 1999 Stock Option Plan:
                                                                 ------
ABSTAIN from the amendments to the 1999 Stock Option Plan:
                                                                 ------

AMENDMENT TO THE WORLD COMMERCE ONLINE, INC. ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK FROM 10,000,000 SHARES TO 20,000,000 SHARES AND COMMON STOCK FROM 90,000,000 SHARES TO 350,000,000 SHARES

FOR the amendment to the Articles of Incorporation:
                                                                 ------
AGAINST the amendment to the Articles of Incorporation:
                                                                 ------
ABSTAIN from the amendment to the Articles of Incorporation:
                                                                 ------

ELECTION OF DIRECTORS TO HOLD OFFICE FOR ONE-YEAR TERMS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

FOR all nominees listed below (except as marked to the
  contrary below):
                                                                 ------
WITHHOLD AUTHORITY to vote for all nominees listed below:
                                                                 ------

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

Gary Chartrand
                                                                 ------
Joseph H. Dugan
                                                                 ------
John R. Harris
                                                                 ------
Michael W. Poole
                                                                 ------
Robert H. Shaw
                                                                 ------

You are encouraged to specify your choices by marking the appropriate box. THIS PROXY, WHEN PROPERLY EXECUTED, IS VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE AMENDMENTS TO WORLD COMMERCE ONLINE, INC.'S 1999 STOCK OPTION PLAN FOR THE AMENDMENT TO THE WORLD COMMERCE ONLINE, INC. ARTICLES OF INCORPORATION AND FOR THE ELECTION OF FIVE DIRECTORS TO THE BOARD OF DIRECTORS. The Proxies cannot vote your shares unless you sign and return the Card. The Proxies are hereby authorized to vote upon such other business as may properly come before the meeting.

I PLAN TO ATTEND THE MEETING:          ------
SIGNATURE:                                                    DATE: -----------------
------------------------------------------------------------
SIGNATURE:                                                    DATE: -----------------
------------------------------------------------------------